FOURTH AMENDMENT TO LEASE WITH OPTION TO PURCHASE BETWEEN BUNKER HILL MINING CORP. AND PLACER MINING CORP.

This Fourth Amendment to the Lease with Option (defined below) ("Fourth Amendment") is made effective this 1st day of November, 2019 (the "Effective Date") by and between Placer Mining Corporation, a Nevada corporation ("Lessor") and Bunker Hill Mining Corp. formerly known as Liberty Silver Corp., a Nevada corporation ("Lessee").

RECITALS

WHEREAS, Lessor and Lessee entered into the "Bunker Hill Mining Lease with Option to Purchase" agreement with an effective date of November 1, 2017 and executed by the parties on August 17, 2017 to lease certain real property located in Shoshone County, Idaho, which includes an option to purchase certain property as more particularly described therein (the "Original Lease with Option");

WHEREAS, Lessor and Lessee amended the Lease with Option pursuant to the "Amendment to Lease and Option to Purchase of August 17, 2017 between Liberty Silver Corp and Placer Mining Corporation" on or about October 17, 2017 (the "First Amendment");

WHEREAS, Lessor and Lessee amended and clarified the Lease with Option pursuant to the "Clarification and Second Amendment to Lease and Option to Purchase Between Liberty Silver Corp., n/k/a Bunker Hill Mining Corp., and Placer Mining Corporation" on or about January 30, 2018 (the "Second Amendment");

WHEREAS, Lessor and Lessee reinstated and amended the Lease with Option pursuant to the "Reinstatement and Amendment of Bunker Hill Mining Lease and Option to Purchase" on or about November 6, 2018 (the "Third Amendment"):

WHEREAS, the Lease with Option, together with the First Amendment, the Second Amendment and the Third Amendment are cumulatively referred to herein as the "Existing Lease with Option"; and

WHEREAS, Lessor and Lessee desire to amend the Existing Lease with Option pursuant to the terms and conditions herein which shall be known and referred to as the "Fourth Amendment" which when effective will, together with the Existing Lease with Option constitute the entire terms and conditions of the agreement between the parties and shall be cumulatively referred to herein as the "Lease."

NOW, THEREFORE, for good, valuable and sufficient consideration, the receipt of which is hereby acknowledged by each party hereto, Lessor and Lessee hereby agree that the Existing Lease with Option shall be, and hereby is, amended as follows:

1. The definition of the "Bunker Hill Mine" and the "Leased Premises" in the Lease and all references thereto are hereby amended and restated and attached hereto as **Exhibit A** to this Fourth Amendment. No changes have been made with respect to the clarifications made pursuant to the Second Amendment.

Initials [redacted]

2. The parties recognize that prior payments have been made by Lessee to Lessor, none of which will be credited toward the Purchase Price except as specifically set forth in this Fourth Amendment. The parties also expressly recognize that Lessee is currently not in default with respect to the prior care and maintenance payment schedules required by the Lease and that all such payments have been made by Lessee. Any accrued payments contained in prior agreements shall be waived by Lessor upon execution of the Definitive Purchase and Sale Agreement.

3. Article 2 of the Lease with Option, titled "Grant of Lease and Payments" and all references to payments or bonus payments in the Lease are hereby amended and restated as follows:

   Upon execution of this Fourth Amendment by all parties, the Lessee shall make an initial care and maintenance payment to Lessor in the amount of Three Hundred Thousand Dollars ($300,000.00) (hereafter "C&M Payment(s)"), which amount shall be credited toward the purchase price of the Bunker Hill Mine if Lessee elects to exercise such right. In the event that the Lessee does not elect to exercise its option to purchase, this C&M Payment shall be treated as an additional payment to Lessor and shall not be refundable to the Lessee.

   Commencing on November 1, 2019 and continuing through the Term of the Lease, the Lessee shall pay Lessor monthly C&M payments in the amount of Sixty Thousand Dollars ($60,000.00) per month. These monthly payments shall not be credited towards the purchase price.

   ALL WIRE TRANSFERS TO LESSOR COMING FROM CANADA (OR ANY INTERNATIONAL LOCATION) NEED TO BE INITIATED TWO BUSINESS DAYS PRIOR TO THE DUE DATE AND A WIRE CONFIRMATION NUMBER SHALL BE FORWARDED TO THE LESSOR VIA EMAIL ON THE DATE OF THE WIRE TRANSFER. ALL DOMESTIC BUSINESS WIRES TO LESSOR SHALL BE MADE ONE BUSINESS DAY PRIOR TO THE DUE DATE AND A WIRE CONFIRMATION NUMBER SHALL BE FORWARDED TO THE LESSOR VIA EMAIL ON THE DATE OF THE WIRE TRANSFER.

4. Article 3 of the Lease with Option, titled "TERM OF LEASE" and all references to the term and any extensions in the Lease are hereby replaced in their entirety as follows:

   Lease Term and Extension. The term of the lease agreement between the parties shall be extended, subject to the terms of the Lease, from November 1, 2019 and continue through August 1, 2020. If in the opinion of Lessor, Lessee has made significant progress towards drill verification of the Bunker Hill Mine mineral resources and has made significant progress towards repairs and ongoing maintenance at the mine, and has continuing plans to progress this drilling and

Initials [redacted]

repair work, the Lessee shall be granted an option to extend the lease term for an additional six months, in which case the extension term will be subject to the same terms and conditions of the Lease. The Lessor's consent to the additional extension shall not be unreasonably withheld. Should Lessee seek an option to extend the Lease, it must provide written notice to Lessor of the same 30 days prior to expiration of the lease term provided in this amendment and, if such lease extension is approved, include a one-time payment in the amount of Sixty Thousand Dollars ($60,000) (the "Extension Payment").

5. The following provisions of Article 4 of the Lease with Option titled "PURCHASE OPTION" and all references to the purchase option in the Lease are hereby amended as follows:

    (a) The 120 day prior written notice required by Section (a) titled "Notice of Exercise" is hereby reduced to 30 days.

    (b) Section (b) titled "Exercise After Production is Initiated" is hereby removed in its entirety.

    (c) Section (c) titled "Purchase Price" is hereby amended as follows:

    Purchase Price. The purchase price for the Bunker Hill Mine is Eleven Million Dollars ($11,000,000.00) to be paid by Lessee to Lessor, plus those negotiated payments to be made by Lessee to the U.S. E.P.A, both as more specifically described below: accounting for the initial C&M Payment of $300,000.00, upon exercise of the purchase option Lessee shall pay Lessor $5,900,000.00 (Five Million Nine Hundred Thousand Dollars) in cash and $4,800,000 (Four Million Eight Hundred Thousand Dollars) in the unregistered common stock of the Company at closing. The common stock issued to the Seller shall be priced at the offering price of the most recent private placement or arms-length sale of common stock for cash done by the Company in which proceeds from the sale exceed One million United States Dollars (hereinafter the "Conversion Price".) Lessee shall make certain payments to the U.S. E.P.A. as may be mutually agreed upon by Lessee and the E.P.A. and which have been reflected in a separate agreement between said parties, and as may be changed, amended, or modified from time to time.

    (d) Section (d) titled "Payments to U.S. E.P.A." as well as the table setting forth contemplated payments to U.S. E.P.A. in Section (c), are hereby amended to reflect that the payment being made to the U.S. E.P.A by Lessee/Purchaser should be in accordance with the agreed upon settlement payments that have been negotiated by the U.S. Department of Justice and the U.S. E.P.A which amounts and/or agreements may be modified and amended from time to time by and between the parties to those agreements. Pursuant to any amendments or modifications to the agreement between the Lessee and U.S. E.P.A., Lessee shall

continue to indemnify Lessor to the fullest extent with respect to required payments.

(e) The second sentence of Section (e) titled "Classification of Payments" is hereby amended to read as follows:

The Seller/Lessor recognizes the payments of cash and stock to be paid by Lessee to Lessor as set forth in Section (c) above to be the purchase price of the Bunker Hill Mine, and Seller/Lessor further recognizes that the amounts to be paid by Lessee to the U.S. E.P.A. represent the settlement of past response costs incurred by the United States in treatment of water outflows from the Bunker Hill Mine.

(f) Other than as specifically addressed in this Fourth Amendment, Section (f) is unchanged.

(g) Section (g) is removed in its entirety and replaced with the following:

After notice to exercise the option to Purchase, the sale of the Bunker Hill Mine by Lessor to Lessee will be consummated by crediting Lessee with the initial C&M Payment and by Lessee/Purchaser delivering the remaining balance of the cash owing to Lessor by bank wire only at the expense of BHMC or certified check with the closing agent agreed upon by the parties BHMC is solely responsible for any selling and agent fees and delivering within 72 hours of the closing a share certificate made to Placer Mining Corporation for the number of shares represented by the sum of $4,800,000 divided by the Conversion Price.

6. Article 7 of the Lease with Option, titled "ROYALTY PAYMENTS DURING THE LEASE PERIOD" and all references to royalty payments in the Lease are removed in their entirety.

7. Article 8 of the Lease with Option, titled "DEFINITION OF NET SMELTER ROYALTY" and all references to net smelter royalties in the Lease are removed in their entirety.

8. Article 21 of the Lease with Option, titled "OTHER PAYMENTS DURING LEASE" and all references to other payments in the Lease except as specifically set forth in this Fourth Amendment are hereby amended and restated in their entirety as follows:

Payee	Amount ($)	Actual or Estimated	Frequency
Central Mine Rescue	$3900	Actual	Prepaid 6 months in advance. If fees change, Lessee agrees to the increase

Initials_[redacted]

Taxes on Property & Personal Equipment	$20,000	Estimated	Annually as required by Shoshone County
Avista (Electric Utilities)	$12,000	Estimated	Monthly

9. The Lease, as amended, contains the entire agreement of the parties hereto with respect to the subject matter hereof.

10. This Fourth Amendment may be executed in any number of counterparts, and each counterpart shall be deemed to be an original document.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Fourth Amendment as of the date first written above.

LESSOR:
Placer Mining Corporation,
a Nevada Corporation

BY: [redacted]
ITS:

Date:

LESSEE:
Bunker Hill Mining Corp.,
a Nevada Corporation

BY: [redacted]
ITS:

Date

ACKNOWLEDGEMENT

BY SIGNING BELOW THE UNDERSIGNED ACKNOWLEDGE AND AGREE TO THE FOREGOING FOURTH AMENDMENT AND AGREE TO BE BOUND BY THE SAME:

____
William Pangburn

Date__________

____
Estate of Robert Hopper

Date__________

Initials [redacted]

EXHIBIT A

TO THE FORTH AMENDMENT TO LEASE WITH OPTION

PROPERTY DESCRIPTION

PLACER MINING COMPANY TO BUNKER HILL MINING CORP.

All mineral rights, surface rights, fee interests, and any other real property interests held by Placer, Robert Hopper, William Pangburn, or any other affiliate of Placer, and which real property interest is located in Township 47 North, Range 2 East, Boise Meridian; Township 48 North, Range 2 East, Boise Meridian; Township 48 North, Range 3 East, Boise Meridian; Township 49 North, Range 2 East, Boise Meridian; Township 49 North, Range 3 East, Boise Meridian and located in Shoshone County, Idaho, which includes, but is not limited to, the real property described herein.

Tax Parcel No.D0000-002-0300, Tax Parcel No. D0000-002-0550, Tax Parcel No. D-0000-002-0700, D-0000-002-0975, D0000-002-1400, D-0000-002-1500, D-0000-002-1900, D-0000-002-2100, D-0000-002-4725, D-0000-002-4800, D-0000-002-7300,

The SENE, NESE, Lot 1 (NENE), SENW, lying East of County Road and the West Half of the NE ¼ Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

EXCEPT: Those portions of the subject property conveyed to Shoshone School Districts No.s 30 and 391 by deeds dated June 1, 1938 and recorded September 19, 1938 in Book 70, Deeds, at page 130; dated August 15, 1950 and recorded November 20, 1950 in Book 84, Deeds, at page 563 and recorded January 27, 1975 as Instrument No. 255179.

Tax Parcel No. 48N02E3675

SWNW Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E341900

South ½ of the Northeast ¼ and the Southeast ¼ of the Northwest ¼ of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E345000

That portion of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho lying South of the Coeur d'Alene River and North of the U.S. I-90 Right of way.

EXCEPT: County Airport

ALSO EXCEPT: NWSW and SWNW Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho.

Initials [redacted]

Tax Parcel No. 48N03E106700

Being a tract of land lying in the Southeast Quarter of the Southwest Quarter, and in the Southwest Quarter of the Southeast Quarter, Section 10, Township 48 North, Range 3 East, Boise Meridian, Shoshone County, Idaho, and being more particularly described as follows:

Using the Bunker Hill triangulation survey meridian and beginning at corner No. 1, a drill steel monument with a copper cap, 2 ins. x 2 ins., marked corner 1-SU, from whence the Southwest corner of said Southeast Quarter of the Southwest Quarter, a concrete monument marked W 1/16 cor., bears S.43°58.2'W., 518.15 ft. distant, and from whence, also, cor. No. 1 survey No. 2274 Monmouth lode bears S.34°41.3'E., 457.52 ft. dist.; thence

N.34°51.2'E., 349.44 ft. dist. to cor. No. 2; thence

N.89°58'W., 560 ft. dist., to cor. No. 3, which corner point falls on a steep, unstable, slope and from which point a witness corner, a drill steel monument with a copper cap marked W.C. cor. 3-SU, bears N.35°24.4'W., 33.14 ft dist.; thence

N.O°03'W., 660.00 ft. dist., to cor. No. 4, a drill steel with copper cap marked cor. 4-SU; thence

S.89°58'E., 1,454.12 ft. dist., to cor. No. 5, a drill steel monument with copper cap marked cor. 5-SU, on the westerly right-of-way boundary of the Big Creek road; thence

On and along said right-of-way boundary, S.38°34.1'W.,

552.72 ft. dist., to cor. No. 6, identical with a concrete monument with brass cap marked P.C. 45+41.10; thence

On a 2°00' curve to the left, the long chord of which bears S.35°38'W., 297.96 ft. dist., to cor. No. 7, identical with highway boundary P.T. 48+35.09 back (48+36.54 ahead) the monument of which has been obliterated; thence

Continuing on said right-of-way boundary S.32°39.5'W., 419.26 ft. dist., to cor. No. 8, a drill steel with copper cap marked cor. 8-SU; thence

N.57°20.5'W., 115.00 ft. dist., to cor. No. 9, a drill steel with copper cap marked cor. 9-SU; thence

S.32°39.5'W., 120.00 ft. dist., to cor. No. 10, a drill steel with copper cap marked cor. lO-SU; thence

N. 57°20.5'W., 222.41 ft. dist., to cor. No. 1, the place of beginning.

Tax Parcel No. D-0000-006-3960 – Assessed to Placer Mining Company

Being a tract of land situated in the NE 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho, more particularly described as follows;

Initials [redacted]

Beginning at the SE corner of Lot 2 whence the West ¼ Corner of Section 6 bears South 11°44'32" East 553.78 feet distant; thence

North 14°20'30" East, 106.64 feet; thence

South 70°17'45" West, 301.02 feet; thence

South 14°14'25" West, 90.00 feet; thence along a curve right, radius = 10SS.37, tbe long chord

bears South 69°06-13" East, 129.05 feet; thence

South 65°42'23" East, 173.96 feet to the point of beginning.

AND

Being a tract of land situated in the NE ¼ of Section 1, Township 48 North, Range 2 East, B.M. and in Section 6. Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the SE corner of Lot 1 whence, the West ¼ corner of Section 6 bears South 32°54'10" West, 504.22 feet distant; thence

North 15° East, 149.49 feet; thence

North 30° West, 73.01 feet: thence

North 76°06'48" West, 275.55 feet; thence

South 70°18'02" West, 95.30 feet; thence

South 14°20'30" West, 126.64 feet; thence

South 65°42'23" East, 57.45 feet; thence along a curve left, radius = 316.92, the long chord

bears South 70°56'51" East., 47.03 feet; thence

South 74°35'32" East, 300.59 feet to the point of beginning.

The following additional mineral interests located in Shoshone County, Idaho:

MC0140, MC0162, MC0167, MC0268, MC0269, MC0346, MC0347, MC0348, MC0349, MC0350, MC0351, MC0352< MC0466, MC0467, MC0498, MC0500, MC0501, MC0528, MC0530 MC0531, and F00000020900

Initials [redacted]

FEE PARCELS

PLACER MINING CO. AND/OR AFFILIATES TO BUNKER HILL MINING CORP.

PARCEL 1: PANGBURN – "KELLOGG TUNNEL PARCEL" 22.3 ACRES – RPD0000001752A

Being a tract of land situated in the Northeast 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the East 1/4 corner of said Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho marked by a concrete monument and also the point of beginning, thence

South 87°28'34" West 165.92 feet; thence

South 30°34'59" West, 220.96 feet; thence

Along a curve right, radius = 40 feet, the long chord bears South 66°18'09" West, 75.71 feet; thence

North 78°22'26" West, 36.16 feet; thence

South 10°52'21" West, 204.04 feet; thence

North 75°18'39" West, 252.91 feet; thence

South 17°22'44" West, 1124.08 feet; thence

North 87°41'35" East, 1007.62 feet; thence

North 00°12'22" West, 1389.14 feet to the point of beginning.

PARCEL 2: PANGBURN – "MOTOR BARN PARCEL" - 3.46 ACRES – RPD07250000020A

Being a tract of land lying in the Northeast 1/4 and the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

Beginning at a point from whence the East 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 10°03'11" East, 409.83 feet distant; thence

South 21°46'03" West, 150.17 feet; thence

North 65°43'21" West, 407.49 feet; thence

South 01°10'02" West, 94.54 feet; thence

South 27°17'34" West, 90.00 feet; thence

South 39°32'35" East, 342.19 feet; thence

South 17°00'49" West, 108.69 feet; thence

South 09°45'56" East, 92.08 feet; thence

Along a curve right, radius = 40 feet, the long chord bears North 68°36'01" East, 43.86 feet; thence

North 30°34'41" East, 331.46 feet; thence

Along a curve right, radius = 100 feet, the long chord bears North 48°38'04" East, 62.13 feet; thence

Along a curve left, radius = 161 feet, the long chord bears North 16°29'47" East, 198.94 feet; thence

North 31°27'01" West, 84.16 feet to the point of beginning and sometimes referred to as Lot 2, Mine Short Plat No. 1 as shown on the official recorded plat thereof recorded as Instrument No. 350327, records of Shoshone County, State of Idaho.

Initials [redacted]

PARCEL 3 -HOPPER PARCEL – "ROCK HOUSE" 6.52 ACRES – RPD00000011250A

Being a tract of land situated in the SE 1/4 of the NE 1/4 of Section 1, T48N, R2E, B.M., more particularly described as follows:
Beginning at a point on the southerly right of way of McKinley Avenue whence the East 1/4 corner of Section 1 bears South 53° 22'13" East, a distance of 1318.27 feet; thence
South 23°04' 59" West, a distance of 487.64 feet; thence
South 61°03' 11" East, a distance of 644.85 feet; thence
North 31°43' 07" East, a distance of 271.88 feet; thence
North 27°17' 34" East, a distance of 90.00 feet; thence
North 01°10' 02" East, a distance of 94.54 feet; thence
North 65°13' 58" West, a distance of 207.15 feet; thence
North 66°45' 00" West, a distance of 416.56 feet; thence
North 23°04' 50" East, a distance of 104.13 feet to a point on the southerly right of way of McKinley Avenue; thence
North 74°36' 24" West, a distance of 30.27', to the point of beginning.

PARCEL 4 – PLACER MINING CORP. "EAST SLIVER PARCEL" .261 ACRES – RPD00000064005A, located in Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

A parcel of land situated in the Northwest Quarter of Section 6, Township 48 North, Range 3 East, B.M., Shoshone County, Idaho, and more particularly described as follows:

Using the Bunker Hill Triangulation System Meridian and coordinates and beginning at Corner No. 1, a point identical with the West Quarter Corner of said Section 6 (N9667.57, E687.41), and running thence N.0°42'20" E., 372.46 feet along the West boundary line of said Section 6 to Corner No. 2;

Thence S.20°36'E., 59.71 feet to Corner No. 3, a point identical with Corner No. 4 of the Washington Water Power Company (WWP Co.) tract as described in Document No. 302109, recorded November 2, 1982, records of Shoshone County, Idaho from The Bunker Hill Company to Bunker Limited Partnership, Parcel 28 of Exhibit "A", pages 12 and 13;

Initials [redacted]

Thence S.69°24' W., 12.87 feet to Corner No. 4, identical with Corner No. 3 of said WWP Co. tract;

Thence S.14°20' E., 118.05 feet to Corner No. 5, identical with Corner No. 2 of said WWP Co. tract;

Thence S.2°23'30" W., 187.00 feet to Corner No. 6, identical with Corner No. 1 of said WWP Co. tract;

Thence S.80°00' E., 53.98 feet along the Southerly boundary line of said WWP Co. tract to its point of intersection with the South boundary line of the Northwest Quarter of said Section 6;

Thence S.88°55'25" W., 88.05 feet along said boundary line of said Section 6 Northwest Quarter to Corner No. 1 and place of beginning.

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims | **Township 47N** | **Range 2 East** | **Section 1**

M.S. #	Claim Name	Acreage Amount		Exclude
3361	APEX NO.2 LODE	20.226		M.S. 2319, 3119
3361	APEX NO. 3 LODE	18.852		M.S. 2319, 3119
3361	GALENA	12.404		M.S. 2319, 3119
TOTAL ACREAGE		**51.482**		
TOTAL NUMBER OF CLAIMS		**3**		

Placer Mining Corp. Bunker Hill Claims | **Township 48N** | **Range 2 East** | **Section 1**

M.S. #	Claim Name	Acreage Amount		Exclude
2840	CHECK	4.195	SURFACE	M.S. 1409, 1527, 2072, 2078, 2123, 2496, 2519
2921	SCELINDA NO. 1	17.316		N 1/2, S1/2, SEC. 1 T48N,R2E
2921	SCELINDA NO. 2	19.375		1.643 ACRES, BOOK 40, Page 560
2921	SCELINDA NO. 3	13.739		M.S. 2072
2921	SCELINDA NO. 4	10.38		M.S. 2072
2921	SCELINDA NO. 5	14.083		M.S. 2328
2921	SCELINDA NO. 7	17.477		N 1/2, S1/2, SEC. 1 T48N,R2E
2921	SCELINDA NO. 8	12.162		
TOTAL ACREAGE		**108.727**		
TOTAL NUMBER OF CLAIMS		**8**		

SEC. 1

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 47N	Range 2 East	Section 2
M.S. #	**Claim Name**	**Acreage Amount**	**Exclude**	
3361	ANACONDA LODE	19.672	M.S. 2319, 3119	
3361	APEX LODE	14.326	M.S. 2319, 3119	
3361	BLUE BIRD LODE	8.401	M.S. 2319, 3119	
3361	BLUE GROUSE LODE	20.661	M.S. 2319, 3119	
3361	BOB WHITE	20.454	M.S. 2319, 3119	
3361	BUTTE	17.963	M.S. 2319, 3119	
3361	BUTTE FR.	5.253	M.S. 2319, 3119	
3361	COUGAR	20.661	M.S. 2319, 3119	
3361	HUCKLEBERRY NO.2	19.672	M.S. 2319, 3119	
3361	LEOPARD	20.661	M.S. 2319, 3119	
3361	MAC BENN	20.454	M.S. 2319, 3119	
3361	MARTIN	20.661	M.S. 2319, 3119	
3361	PHEASANT	20.661	M.S. 2319, 3119	
3361	ROBBIN	20.454	M.S. 2319, 3119	
3361	SONORA	20.663	M.S. 2319, 3119	

TOTAL ACREAGE **270.617**

TOTAL NUMBER OF CLAIMS **14**

Placer Mining Corp. Bunker Hill Claims		Township 48N		Range 2 East	Section 2
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**		**EXCLUDE**	
1412	REEVES	14.523			
1413	PACKARD	20.321			
1414	QUAKER	2.878		M.S. 790 AND SENATOR STEWARD UNSURVEYED	
1503	AM. DANISH	12.238			
1628	ALFERD	13.326		M.S. 1503	
1628	MAGGIE	13.872		M.S. 1503	
1628	GOOD ENOUGH	11.886		M.S.1503	
1633	PHILLIPPINE	13.74			
1723	LYDIA FR.	0.454		M.S. 1639, 1663	
1723	MABEL	13.627		M.S. 1639, 1663	
1723	MANILA	7.599		M.S. 1639, 1663	
1723	O.K.	14.709		M.S. 1639, 1663	
1723	O.K. WESTERN	14.587		M.S. 1639, 1663	
1723	SUNNY	19.113		M.S. 1639, 1663	
1723	WHIPPOOR WILL	8.909		M.S. 1639, 1663	
1945	WILL LAMBERT FR.	17.346			
2067	SAXON	2.662	SURFACE	M.S. 554, 764, 790, 1488, 1856, 1858	
2507	BAND	10.844		M.S. 1639, 1858, 1945	

SEC. 2

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East	Section 2
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
3214	GOTH	11.161	M.S. 1413, 1414, 1858, 2551	
3214	L-1	6.722	M.S. 1412,1503	
3164	VENTURE	9.313	M.S. 1503,1663, 1945	
3563	SILVER KING M.S.	3.327		
TOTAL ACREAGE		**243.157**		

TOTAL NUMBER OF CLAIMS **22**

SEC. 2

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 47N	Range 2 East	Section 3
M.S. #	**Claim Name**	**Acreage Amount**		
2856	BABY	17.46		
2856	KEYSTONE	13.42		
2856	VAN	11.95		
2856	WOODRAT	20.141		
TOTAL ACREAGE		**62.971**		
TOTAL # CLAIMS		**4**		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 3
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
3423	CARBONATE	6.711	M.S. 554	
3423	ENTERPRISE	3.616		
3423	GIANT	8.275		
TOTAL ACREAGE		**18.602**		
TOTAL # CLAIMS		**3**		

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 7
M.S. #	**Claim Name**	**Acreage Amount**	**Exclude**	

Total Acreage Section 7	**0**
TOTAL NUMBER OF CLAIMS	**0**

SEC. 7

Initials[redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 8
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
2869	MILO M.S.	4.986		
TOTAL ACREAGE		**4.986**		
TOTAL # CLAIMS		**1**		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East	Section 9
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
3214	L-2	3.276	M.S. 1412, 1413, 1503, 1628, 2507	
3214	L-3	13.245	M.S. 1412, 1413,	
TOTAL ACREAGE		**16.521**		
TOTAL # CLAIMS		**2**		

SEC. 8&9

Initial [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East	Section 10
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
2201	BROOKLYN	17.889	SUBJECT TO ROYALTY	
2201	NEW JERSEY	18.477	"	
2201	SCHUTE FR.	10.463	"	
3389	PROMINADE	13.093	M.S. 2077,2201, 2966, 3390	
3389	SAM	20.541	"	
3389	ZEKE	3.623	"	
3389	PETE	20.643		
3390	Marblehead	19.333	M.S. 3389	
3390	OLYMPIA	20.545	M.S. 2296, 3389	
TOTAL ACREAGE		**144.607**		
TOTAL # CLAIMS		**9**		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 10
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
3423	Black Diamond	15.304		
3423	Gelatin	9.34		
3423	Rolling Stone	16.835		
3423	ENTERPRISE EXT.	19.658		
TOTAL ACREAGE		**61.137**		
TOTAL # CLAIMS		**4**		

SEC. 10

Initials [redacted]

EXHIBIT A

TO THE FORTH AMENDMENT TO LEASE WITH OPTION

PROPERTY DESCRIPTION

PLACER MINING COMPANY TO BUNKER HILL MINING CORP.

All mineral rights, surface rights, fee interests, and any other real property interests held by Placer, Robert Hopper, William Pangburn, or any other affiliate of Placer, and which real property interest is located in Township 47 North, Range 2 East, Boise Meridian; Township 48 North, Range 2 East, Boise Meridian; Township 48 North, Range 3 East, Boise Meridian; Township 49 North, Range 2 East, Boise Meridian; Township 49 North, Range 3 East, Boise Meridian and located in Shoshone County, Idaho, which includes, but is not limited to, the real property described herein.

Tax Parcel No.D0000-002-0300, Tax Parcel No. D0000-002-0550, Tax Parcel No. D-0000-002-0700, D-0000-002-0975, D0000-002-1400, D-0000-002-1500, D-0000-002-1900, D-0000-002-2100, D-0000-002-4725, D-0000-002-4800, D-0000-002-7300,

The SENE, NESE, Lot 1 (NENE), SENW, lying East of County Road and the West Half of the NE ¼ Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

EXCEPT: Those portions of the subject property conveyed to Shoshone School Districts No.s 30 and 391 by deeds dated June 1, 1938 and recorded September 19, 1938 in Book 70, Deeds, at page 130; dated August 15, 1950 and recorded November 20, 1950 in Book 84, Deeds, at page 563 and recorded January 27, 1975 as Instrument No. 255179.

Tax Parcel No. 48N02E3675

SWNW Section 2, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E341900

South ½ of the Northeast ¼ and the Southeast ¼ of the Northwest ¼ of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho

Tax Parcel No. 49N02E345000

That portion of Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho lying South of the Coeur d'Alene River and North of the U.S. I-90 Right of way.

EXCEPT: County Airport

ALSO EXCEPT: NWSW and SWNW Section 34, Township 49 North, Range 2 East, B.M., Shoshone County, State of Idaho.

Initials [redacted]

Tax Parcel No. 48N03E106700

Being a tract of land lying in the Southeast Quarter of the Southwest Quarter, and in the Southwest Quarter of the Southeast Quarter, Section 10, Township 48 North, Range 3 East, Boise Meridian, Shoshone County, Idaho, and being more particularly described as follows:

Using the Bunker Hill triangulation survey meridian and beginning at corner No. 1, a drill steel monument with a copper cap, 2 ins. x 2 ins., marked corner 1-SU, from whence the Southwest corner of said Southeast Quarter of the Southwest Quarter, a concrete monument marked W 1/16 cor., bears S.43°58.2'W., 518.15 ft. distant, and from whence, also, cor. No. 1 survey No. 2274 Monmouth lode bears S.34°41.3'E., 457.52 ft. dist.; thence

N.34°51.2'E., 349.44 ft. dist. to cor. No. 2; thence

N.89°58'W., 560 ft. dist., to cor. No. 3, which corner point falls on a steep, unstable, slope and from which point a witness corner, a drill steel monument with a copper cap marked W.C. cor. 3-SU, bears N.35°24.4'W., 33.14 ft dist.; thence

N.O°03'W., 660.00 ft. dist., to cor. No. 4, a drill steel with copper cap marked cor. 4-SU; thence

S.89°58'E., 1,454.12 ft. dist., to cor. No. 5, a drill steel monument with copper cap marked cor. 5-SU, on the westerly right-of-way boundary of the Big Creek road; thence

On and along said right-of-way boundary, S.38°34.1'W.,

552.72 ft. dist., to cor. No. 6, identical with a concrete monument with brass cap marked P.C. 45+41.10; thence

On a 2°00' curve to the left, the long chord of which bears S.35°38'W., 297.96 ft. dist., to cor. No. 7, identical with highway boundary P.T. 48+35.09 back (48+36.54 ahead) the monument of which has been obliterated; thence

Continuing on said right-of-way boundary S.32°39.5'W., 419.26 ft. dist., to cor. No. 8, a drill steel with copper cap marked cor. 8-SU; thence

N.57°20.5'W., 115.00 ft. dist., to cor. No. 9, a drill steel with copper cap marked cor. 9-SU; thence

S.32°39.5'W., 120.00 ft. dist., to cor. No. 10, a drill steel with copper cap marked cor. lO-SU; thence

N. 57°20.5'W., 222.41 ft. dist., to cor. No. 1, the place of beginning.

Tax Parcel No. D-0000-006-3960 – Assessed to Placer Mining Company

Being a tract of land situated in the NE 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho, more particularly described as follows;

Initials [redacted]

Beginning at the SE corner of Lot 2 whence the West ¼ Corner of Section 6 bears South 11°44'32" East 553.78 feet distant; thence

North 14°20'30" East, 106.64 feet; thence

South 70°17'45" West, 301.02 feet; thence

South 14°14'25" West, 90.00 feet; thence along a curve right, radius = 10SS.37, tbe long chord

bears South 69°06-13" East, 129.05 feet; thence

South 65°42'23" East, 173.96 feet to the point of beginning.

AND

Being a tract of land situated in the NE ¼ of Section 1, Township 48 North, Range 2 East, B.M. and in Section 6. Township 48 North, Range 3 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the SE corner of Lot 1 whence, the West ¼ corner of Section 6 bears South 32°54'10" West, 504.22 feet distant; thence

North 15° East, 149.49 feet; thence

North 30° West, 73.01 feet: thence

North 76°06'48" West, 275.55 feet; thence

South 70°18'02" West, 95.30 feet; thence

South 14°20'30" West, 126.64 feet; thence

South 65°42'23" East, 57.45 feet; thence along a curve left, radius = 316.92, the long chord

bears South 70°56'51" East., 47.03 feet; thence

South 74°35'32" East, 300.59 feet to the point of beginning.

The following additional mineral interests located in Shoshone County, Idaho:

MC0140, MC0162, MC0167, MC0268, MC0269, MC0346, MC0347, MC0348, MC0349, MC0350, MC0351, MC0352< MC0466, MC0467, MC0498, MC0500, MC0501, MC0528, MC0530 MC0531, and F00000020900

Initials [redacted]

FEE PARCELS

PLACER MINING CO. AND/OR AFFILIATES TO BUNKER HILL MINING CORP.

PARCEL 1: PANGBURN – "KELLOGG TUNNEL PARCEL" 22.3 ACRES – RPD0000001752A

Being a tract of land situated in the Northeast 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at the East 1/4 corner of said Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho marked by a concrete monument and also the point of beginning, thence

South 87°28'34" West 165.92 feet; thence

South 30°34'59" West, 220.96 feet; thence

Along a curve right, radius = 40 feet, the long chord bears South 66°18'09" West, 75.71 feet; thence

North 78°22'26" West, 36.16 feet; thence

South 10°52'21" West, 204.04 feet; thence

North 75°18'39" West, 252.91 feet; thence

South 17°22'44" West, 1124.08 feet; thence

North 87°41'35" East, 1007.62 feet; thence

North 00°12'22" West, 1389.14 feet to the point of beginning.

PARCEL 2: PANGBURN – "MOTOR BARN PARCEL" - 3.46 ACRES – RPD07250000020A

Being a tract of land lying in the Northeast 1/4 and the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

Beginning at a point from whence the East 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears South 10°03'11" East, 409.83 feet distant; thence

South 21°46'03" West, 150.17 feet; thence

North 65°43'21" West, 407.49 feet; thence

South 01°10'02" West, 94.54 feet; thence

South 27°17'34" West, 90.00 feet; thence

South 39°32'35" East, 342.19 feet; thence

South 17°00'49" West, 108.69 feet; thence

South 09°45'56" East, 92.08 feet; thence

Along a curve right, radius = 40 feet, the long chord bears North 68°36'01" East, 43.86 feet; thence

North 30°34'41" East, 331.46 feet; thence

Along a curve right, radius = 100 feet, the long chord bears North 48°38'04" East, 62.13 feet; thence

Along a curve left, radius = 161 feet, the long chord bears North 16°29'47" East, 198.94 feet; thence

North 31°27'01" West, 84.16 feet to the point of beginning and sometimes referred to as Lot 2, Mine Short Plat No. 1 as shown on the official recorded plat thereof recorded as Instrument No. 350327, records of Shoshone County, State of Idaho.

Initials [redacted]

PARCEL 3 -HOPPER PARCEL – "ROCK HOUSE" 6.52 ACRES – RPD00000011250A

Being a tract of land situated in the SE 1/4 of the NE 1/4 of Section 1, T48N, R2E, B.M., more particularly described as follows:
Beginning at a point on the southerly right of way of McKinley Avenue whence the East 1/4 corner of Section 1 bears South 53° 22'13" East, a distance of 1318.27 feet; thence
South 23°04' 59" West, a distance of 487.64 feet; thence
South 61°03' 11" East, a distance of 644.85 feet; thence
North 31°43' 07" East, a distance of 271.88 feet; thence
North 27°17' 34" East, a distance of 90.00 feet; thence
North 01°10' 02" East, a distance of 94.54 feet; thence
North 65°13' 58" West, a distance of 207.15 feet; thence
North 66°45' 00" West, a distance of 416.56 feet; thence
North 23°04' 50" East, a distance of 104.13 feet to a point on the southerly right of way of McKinley Avenue; thence
North 74°36' 24" West, a distance of 30.27', to the point of beginning.

PARCEL 4 – PLACER MINING CORP. "EAST SLIVER PARCEL" .261 ACRES – RPD00000064005A, located in Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho and more particularly described as follows:

A parcel of land situated in the Northwest Quarter of Section 6, Township 48 North, Range 3 East, B.M., Shoshone County, Idaho, and more particularly described as follows:

Using the Bunker Hill Triangulation System Meridian and coordinates and beginning at Corner No. 1, a point identical with the West Quarter Corner of said Section 6 (N9667.57, E687.41), and running thence N.0°42'20" E., 372.46 feet along the West boundary line of said Section 6 to Corner No. 2;

Thence S.20°36'E., 59.71 feet to Corner No. 3, a point identical with Corner No. 4 of the Washington Water Power Company (WWP Co.) tract as described in Document No. 302109, recorded November 2, 1982, records of Shoshone County, Idaho from The Bunker Hill Company to Bunker Limited Partnership, Parcel 28 of Exhibit "A", pages 12 and 13;

Initials [redacted]

Thence S.69°24' W., 12.87 feet to Corner No. 4, identical with Corner No. 3 of said WWP Co. tract;

Thence S.14°20' E., 118.05 feet to Corner No. 5, identical with Corner No. 2 of said WWP Co. tract;

Thence S.2°23'30" W., 187.00 feet to Corner No. 6, identical with Corner No. 1 of said WWP Co. tract;

Thence S.80°00' E., 53.98 feet along the Southerly boundary line of said WWP Co. tract to its point of intersection with the South boundary line of the Northwest Quarter of said Section 6;

Thence S.88°55'25" W., 88.05 feet along said boundary line of said Section 6 Northwest Quarter to Corner No. 1 and place of beginning.

Initial[redacted]

Placer Mining Corp. Bunker Hill Claims		Township 47N		Range 2 East	Section 1
M.S. #	**Claim Name**	**Acreage Amount**		**Exclude**	
3361	APEX NO.2 LODE	20.226		M.S. 2319, 3119	
3361	APEX NO. 3 LODE	18.852		M.S. 2319, 3119	
3361	GALENA	12.404		M.S. 2319, 3119	
TOTAL ACREAGE		**51.482**			
TOTAL NUMBER OF CLAIMS		**3**			

Placer Mining Corp. Bunker Hill Claims		Township 48N		Range 2 East	Section 1
M.S. #	**Claim Name**	**Acreage Amount**		**Exclude**	
2840	CHECK	4.195	SURFACE	M.S. 1409, 1527, 2072, 2078, 2123, 2496, 2519	
2921	SCELINDA NO. 1	17.316		N 1/2, S1/2, SEC. 1 T48N,R2E	
2921	SCELINDA NO. 2	19.375		1.643 ACRES, BOOK 40, Page 560	
2921	SCELINDA NO. 3	13.739		M.S. 2072	
2921	SCELINDA NO. 4	10.38		M.S. 2072	
2921	SCELINDA NO. 5	14.083		M.S. 2328	
2921	SCELINDA NO. 7	17.477		N 1/2, S1/2, SEC. 1 T48N,R2E	
2921	SCELINDA NO. 8	12.162			
TOTAL ACREAGE		**108.727**			
TOTAL NUMBER OF CLAIMS		**8**			

SEC. 1

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 47N	Range 2 East	Section 2
M.S. #	**Claim Name**	**Acreage Amount**	**Exclude**	
3361	ANACONDA LODE	19.672	M.S. 2319, 3119	
3361	APEX LODE	14.326	M.S. 2319, 3119	
3361	BLUE BIRD LODE	8.401	M.S. 2319, 3119	
3361	BLUE GROUSE LODE	20.661	M.S. 2319, 3119	
3361	BOB WHITE	20.454	M.S. 2319, 3119	
3361	BUTTE	17.963	M.S. 2319, 3119	
3361	BUTTE FR.	5.253	M.S. 2319, 3119	
3361	COUGAR	20.661	M.S. 2319, 3119	
3361	HUCKLEBERRY NO.2	19.672	M.S. 2319, 3119	
3361	LEOPARD	20.661	M.S. 2319, 3119	
3361	MAC BENN	20.454	M.S. 2319, 3119	
3361	MARTIN	20.661	M.S. 2319, 3119	
3361	PHEASANT	20.661	M.S. 2319, 3119	
3361	ROBBIN	20.454	M.S. 2319, 3119	
3361	SONORA	20.663	M.S. 2319, 3119	
TOTAL ACREAGE		**270.617**		
TOTAL NUMBER OF CLAIMS		**14**		

Placer Mining Corp. Bunker Hill Claims		Township 48N		Range 2 East	Section 2
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**		**EXCLUDE**	
1412	REEVES	14.523			
1413	PACKARD	20.321			
1414	QUAKER	2.878		M.S. 790 AND SENATOR STEWARD UNSURVEYED	
1503	AM. DANISH	12.238			
1628	ALFERD	13.326		M.S. 1503	
1628	MAGGIE	13.872		M.S. 1503	
1628	GOOD ENOUGH	11.886		M.S.1503	
1633	PHILLIPPINE	13.74			
1723	LYDIA FR.	0.454		M.S. 1639, 1663	
1723	MABEL	13.627		M.S. 1639, 1663	
1723	MANILA	7.599		M.S. 1639, 1663	
1723	O.K.	14.709		M.S. 1639, 1663	
1723	O.K. WESTERN	14.587		M.S. 1639, 1663	
1723	SUNNY	19.113		M.S. 1639, 1663	
1723	WHIPPOOR WILL	8.909		M.S. 1639, 1663	
1945	WILL LAMBERT FR.	17.346			
2067	SAXON	2.662	SURFACE	M.S. 554, 764, 790, 1488, 1856, 1858	
2507	BAND	10.844		M.S. 1639, 1858, 1945	

SEC. 2

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims | **Township 48N** | **Range 2 East** | **Section 2**

M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE
3214	GOTH	11.161	M.S. 1413, 1414, 1858, 2551
3214	L-1	6.722	M.S. 1412,1503
3164	VENTURE	9.313	M.S. 1503,1663, 1945
3563	SILVER KING M.S.	3.327	
TOTAL ACREAGE		**243.157**	

TOTAL NUMBER OF CLAIMS 22

SEC. 2

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 47N	Range 2 East	Section 3
M.S. #	**Claim Name**	**Acreage Amount**		
2856	BABY	17.46		
2856	KEYSTONE	13.42		
2856	VAN	11.95		
2856	WOODRAT	20.141		
TOTAL ACREAGE		**62.971**		
TOTAL # CLAIMS		**4**		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 3
M.S. #	**CLAIM NAME**	**ACREAGE AMOUNT**	**EXCLUDE**	
3423	CARBONATE	6.711	M.S. 554	
3423	ENTERPRISE	3.616		
3423	GIANT	8.275		
TOTAL ACREAGE		**18.602**		
TOTAL # CLAIMS		**3**		

SEC. 3

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims	Township 48N	Range 3 East	Section 7

M.S. #	Claim Name	Acreage Amount	Exclude

Total Acreage Section 7	0
TOTAL NUMBER OF CLAIMS	0

SEC. 7

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 8
M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE	
2869	MILO M.S.	4.986		
TOTAL ACREAGE		4.986		
TOTAL # CLAIMS		1		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East	Section 9
M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE	
3214	L-2	3.276	M.S. 1412, 1413, 1503, 1628, 2507	
3214	L-3	13.245	M.S. 1412, 1413,	
TOTAL ACREAGE		16.521		
TOTAL # CLAIMS		2		

SEC. 8&9

Initial [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East	Section 10
M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE	
2201	BROOKLYN	17.889	SUBJECT TO ROYALTY	
2201	NEW JERSEY	18.477	"	
2201	SCHUTE FR.	10.463	"	
3389	PROMINADE	13.093	M.S. 2077,2201, 2966, 3390	
3389	SAM	20.541	"	
3389	ZEKE	3.623	"	
3389	PETE	20.643		
3390	Marblehead	19.333	M.S. 3389	
3390	OLYMPIA	20.545	M.S. 2296, 3389	
TOTAL ACREAGE		144.607		
TOTAL # CLAIMS		9		

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 10
M.S. #	CLAIM NAME	ACREAGE AMOUNT	EXCLUDE	
3423	Black Diamond	15.304		
3423	Gelatin	9.34		
3423	Rolling Stone	16.835		
3423	ENTERPRISE EXT.	19.658		
TOTAL ACREAGE		61.137		
TOTAL # CLAIMS		4		

SEC. 10

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 11**

M.S. #	Claim Name		Acreage Amount		Exclude Conflicts
569	Oakland		4.59		M.S. 554
755	Ontario Fr.		1.626		
764	Carbonate	SURFACE	6.551	SURFACE	M.S. 554, and Rail Road Easment. Status Unknown, Probably State of Idaho Rails to Trails.
790	Silver Casket	SURFACE	15.77	SURFACE	
1041	Apex		1.928		M.S. 569
1041	Rambler		7.978		M.S. 569
1041	Tip Top		4.909		M.S. 569
1220	Butte		20.52		
1220	Cariboo		20.061		M.S. 1041
1220	Good Luck		19.676		
1356	Excelsior		3.113		M.S. 554 & 569
1357	No. 1		18.772		M.S.1041
1357	No. 2		18.976		M.S. 1220
1357	No. 3		20.53		
1357	No. 4		19.951		
1357	No. 5		19.075	SURFACE	
1466	Deadwood		7.194		M.S. 1220
1466	Debs		18.183		M.S. 1229
1466	Hard Cash		20.489		
1619	Hamilton Fr.		13.233		
1633	Princess		5.9		See Inst. #208505, 208056, 208613
1639 AM	Royal Knight		13.871		M.S. 1357, 1681
1639 AM	Silver King		18.251		M.S. 1357, 1681 refer to #208505, 28506, 208613
1639AM	Legal Tender		16.324	SURFACE	M.S. 1357, 1681
1641	McLelland		4.616		M.S. 1357,1639
1664	Harrison		9.02		M.S. 1639 AM
1715	(ninety-six) 96		12.017		
2368	Norman		4.198		M.S. 554,764,1356,1357, 1041, 1639, 1681, 2067
2369	Grant		0.128		M.S. 554, 562, 569, 750, 755, 764, 1488, 2067, 2186, 2124, 2187, 2052
2583	Roman		1.443		M.S. 554, 764, 790, 1488, 1639, 1681, 2124, 2368, 2369, 1041
2583	Marion		1.058	SURFACE	M.S. 554, 755, 764, 790, 1414, 1639, 2067,2368, 2369, 2124
2626	Maine		1.158		M.S. 512, 1633, 1638, 1639, 2548 Refer to inst. #208505, 208506, 208613

SEC. 11

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 11**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2583	Nellie	0.245		M.S. 554,562,569,750,1488,1526,1527 2052, 2072, 2078
2627	California	1.148	SURFACE	M.S. 790, 1414, 1639, 1858, 2067, 2507
2862	Chief No. 2	1.145		Refer to Inst.# 208505
2862	Sugar	2.969		Refer to Inst.# 208505
2862	Florence	14.204	SURFACE	See Inst. #208505, #208613
2966	Ethel	16.268		M.S. 1466 & 1619
2966	Katherine	14.617		M.S. 1357 & 2862
2966	Manchester	17.196		
2966	McRooney	4.634		M.S. 2201, 2862, 2960
2966	Stuard No. 2	20.464		Olympia Lode, Unsurveyed
2966	Stuard No. 3	20.659		
2966	Sullivan	16.74		Olympia Lode, Unsurveyed
2966	Switzerland	10.328		M.S. 2201, 2860, 2960
3111	Billy	16.707	SURFACE	M.S. 1357, 2862
3390	Nancy B.	2.498		M.S. 1466, 1619, 2080, & 2966
TOTAL ACREAGE SECTION 11		**510.931**		

TOTAL # OF CLAIMS SEC.11 **47**

SEC. 11

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 12**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
546 AM.	TYLER	14.77		
550	EMMA	10.689		
551	LAST CHANCE	17.317		M.S. 550
554	SIERRA NEVADA	17.665		
562	VIOLA	10.569		
615	SKOOKUM	17.61		
629	BOTTOM DOLLAR FR.	0.607	SURFACE	M.S. 580, 632
703	EMMA AND LAST CHANCE	2.197	SURFACE	
755	ONTARIO	10.055	SURFACE	
750	SAN CARLOS	7.17		
933	SOLD AGAIN FR.	8.221		
959	REPUBLICAN FR.	3.698		
1192	JOHANNESBURG	20.66	SURFACE	
1220	JERSEY FR.	10.112		
1220	LILLY MAY	19.432		
1298	LIKELY	4.706		Miles LODE CLAIM
1325 AM.	HORNET	11.448		M.S. 562, 2072, CHEYENNE CLAIM
1325	KING	0.903		M.S. 562, 570
1328	PURITAN A.M.	10.225	SURFACE	Excluding Survey 1192
1328	SAMPSON	7.112		M.S. 1192
1409	Omaha	17.05	SURFACE	
1488	ARIZONA	10.399		M.S. 764
1526	WHEELBARROW	7.812		
1527	NEW ERA	12.652		
1830	STEMWINDER	7.075		M.S. 550, 551, 933
1882	UTAH	3.427		M.S. 550, 551, 579, 1830
2052	OVERLAP	0.895		M.S. 562, 569, 750
2072	BEE	11.591		M.S. 562, 1526 AM.
2072	COMBINATION	13.568		CONFLICT WARDNER TOWNSITE
2072	HAWK	20.606		
2072	IDAHO	12.922		M.S. 551, 1323, 1882
2072	IOWA	20.65		
2072	OREGON	10.081		CONFLICT WARDNER TOWNSITE
2072	SCORPION FR.	7.612		
2072	WASHINGTON	20.66		
2078	CHAIN	5.014		M.S. 1526, 1527, 2124
2123	LINK	17.346	SURFACE	M.S. 1325, 1526, 1527
2124	SPUR	4.299	SURFACE	M.S. 755, 764, 1488, 1856, 2067, 2123
2186	SIMS	0.191		M.S. 554, 562, 564 AM, 1488
2187	LINCOLN	0.082		
2249	CHEYENNE	8.431		M.S. 562, 1526
2328	FLAGSTAFF	12.847		

SEC. 12

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 12**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2429	CYPRESS	0.0346		M.S. 550, 1830, 430, 579, 604, 608, 581 & 1882
2452	HELEN MARR	2.279		M.S. 546, 550, 551, 771, 933, 959, 1126, 1325, 1325, 1830, 1882, 2072
2496	SPEAR	6.843	SURFACE	M.S. 2551
2509	SPOKANE	4.789		M.S. 1409, 1442, 2072
2511	KEY	0.287		M.S. 546,562, 750, 1325, 1488, 1526, 1527, 2072, 2078, 2187, 2369
2511	QUEEN	0.376		M.S. 562, 615, 750, 1325, 1488, 1526, 2072, 2078, 2249 2369, 1298
2511	TEDDY	0.002		M.S. 546, 551, 615, 750, 959, 1298, 1318, 1325, 1882, 2072, 2187, & 2452
2511	HEART	0.123		M.S. 551, 615, 771, 959, 1220, 1318, 2452
2511	JACK	1.082		M.S. 546, 562, 615, 750, 1298, 1325, 2072, 2187, 2249
2583	CLUB	0.088		M.S. 554, 569, 1041, 1356, 1488, 2124, & 2369
2583	DIAMOND	0.011		M.S. 554, 562, 569, 615, 750, 1298, 1356, 1488, 2052, 2186, 2187, 2369, & 2511
2583	ACE	0.073		M.S. 554, 755, 764, 1041, 2067, 2124, & 2369
2583	SPADE	0.006		M.S. 615, 1220, 1356, 1466
2584	BRADY	0.891		M.S. 546, 959, 1325, 1882, 2072, 2249, 2452 & 2511
2599	BOER	3.516		M.S. 550, 551, 1192, 1328, 2072
2599	BEN HERR	3.159	SURFACE	M.S. 550, 579, 580, 581, 608, 609, 614, 629, 632, 836, 837, 1916, 2065, 1882 2429, 2432
2599	PHILIPPINE	7.655		M.S. 550, 703, 1192, 1328, 1702
2599	Grant	0.372		M.S 554, 562, 569, 750, 755, 764, 1488
2611	NICK	15.516		M.S. 2081
2611	SHERMAN	0.604		M.S. 2081
2611	SIMMONS	0.391		M.S. 621, 1228, 1345, 2081
2611	ASSET	0.567		M.S. 1621 & 1345
2611	CHILDS	4.259		M.S. 1345, 1349
2654	KIRBY FR.	6.822		M.S. 551, 933
2654	McCLELLAN	8.907		M.S. 615
2654	MILES	15.846		M.S. 551, 933, 586, 615, 959, 1220
2654	PITT	0.809		M.S. 546 AM., 959, 1298
2921	FLAGSTAFF NO. 2	6.353		M.S. 2328, 2526
2921	FLAGSTAFF NO. 3	10.157		
2921	FLAGSTAFF NO. 4	17.783		M.S. 2328
TOTAL ACREAGE		**549.9766**		
TOTAL # CLAIMS		**72**		

SEC. 12

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N		Range 2 East	Section 13
M.S. #	**Claim Name**	**Acreage Amount**		**Exclude Conflicts**	
586 AM.	JACKASS	11.2			
579	BUNKER HILL	17.03	SURFACE		
580	SULLIVAN	13.088	SURFACE	M.S. 3390	
581	IMPORTANT FR.	2.59	SURFACE		
604	PHIL SHERIDAN	11.034	SURFACE	M.S 632, 836	
607	REED FR.	11.41	SURFACE		
608	BUNKER HILL M.S.	4.129	SURFACE		
609	SMALL HOPES AM.	1.612	SURFACE		
614	LACKAWANA	16.525			
632	CHESTNUT	0.753	SURFACE		
836	TURKEY BUZZARD	0.559	SURFACE		
837	SNOWSLIDE FR.	0.059	SURFACE	M.S. 632	
1085	SILVER	7.003	SURFACE	M.S. 2081	
1227	MABUNDALAND	20.559			
1227	MASHONALAND	20.401		ALLA LODE CLAIM	
1227	MATABELALAND	19.949			
1227	STOPPING	15.151			
1227	ZULULAND	20.517			
1228	ALLA	8.153		M.S. 1227 Stopping	
1228	LACROSSE	9.361			
1228	MINERS DELIGHT	10.138		M.S. 614	
1228	NO NAME	13.868			
1228	SULLIVAN EXT.	0.558		M.S. 619	
1228	SUMMIT	9.897		M.S. 621	
1229	ALLIE	18.287			
1229	BLUE BIRD	13.901		M.S. 586	
1229	BOUGHT AGAIN	15.756		M.S. 1220	
1229	JOSIE	20.651			
1229	MAPLE	1.687			
1229	OFFSET	0.257		M.S. 581	
1229	ROOKERY	6.746			
1229	SUSIE	3.324			
1916	BUTTERNUT	1.259		M.S. 614	
1916	HOMESTAKE	15.857		M.S. 604, 614, 629, 632, 836, 837, 1229, 2141	
2065	TRIANGLE FR.	0.084	SURFACE	M.S. 580, 608, 609AM, 619, 622 1228	
2081	ITO	6.456		M.S. 1229, 1466 & 1620	
2081	BEAR	16.919		M.S. 1227 & 1229	
2081	OYAMA	6.278		M.S. 1227, 1620	
2250	Buckeye	10.634		M.S. 1228 & 1916	
2432	HICKORY	0.001		M.S. 1229, 1916	

Section 13

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 13**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts
2432	SPRUCE FR.	0.017		M.S. 604, 614, 836, 1227, 1228, 1229, 1916, 2250
2452	HEMLOCK	0.0189		M.S. 579,581,586,604,771,933,1229
2587	FOSTER	20.659		
2587	PENFIELD	20.659		
2587	SLIVER	0.003		M.S. 2081
2587	DREW	19.483		M.S. 2081
2587	EDNA	12.204		M.S. 208, MIDLAND, N. MIDLAND
2587	EMILY GRACE	10.462		M.S. 2081
2599	KRUGER	2.502	SURFACE	M.S. 580, 581, 604, 608, 629, 632, 836 1085, 1229, 1916, 2065,2429, 2432
2587	MEDIUM	6.904		N. MIDLAND
2611	YALE	0.052		M.S. 2081, 1228
2611	HOUGH	13.407	SURFACE	M.S. 1085, 1192, 1345
2624	GUS	0.709		M.S. 1227, 1229, 1916, 2081, 2141, 2250
2624	ROY	0.038		M.S. 1227, 1229, 2081, 2141
2624	TRUMP	0.02		M.S. 1229, 1466, 2081
2646	AFRICAN	2.046		M.S. 1229, 1916, 2081, 2141
2975	HOOVER NO. 1	17.156		M.S. 2080, 2976
2975	HOOVER NO. 2	19.983		M.S. 2080
2975	HOOVER NO. 3	16.005		M.S. 2587
2975	HOOVER NO. 4	14.547		M.S. 2587
2975	HOOVER NO. 5	13.222		M.S. 2080
3470	LUCKY	17.864	SURFACE	M.S. 607 & 619
3471	BETA	13.973		M.S. 1227, 1916, 2250

TOTAL ACREAGE **605.5749**

TOTAL # CLAIMS **63**

Initial [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 14**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
1466	CARTER	17.003	
1466	COXEY	4.697	M.S. 1229
1466	NEVADA	12.602	
1466	HAMILTON	20.654	
1620	BERNIECE	19.278	
1620	MOUNTAIN KING	18.535	
1620	MOUNTAIN QUEEN	20.534	
1620	SOUTHERN BEAUTY	15.012	
1628	WAVERLY	17.757	
2077	K-21	20.661	M.S. 2696
2077	K-22	20.661	M.S. 2696
2077	K-30	20.3	
2077	K-31	20.646	
2080	K-1	20.515	
2080	K-2	20.515	
2080	K-3	20.661	
2080	K-4	20.658	M.S. 1620
2080	K-5	20.659	
2080	K-6	20.661	
2080	K-7	20.661	
2080	K-8	20.661	
2080	K-9	20.651	
2080	K-14	8.549	
2080	K-15	10.262	M.S. 2077
2080	K-24	7.176	M.S. 1620
2080	K-25	3.154	
2080	K-26	2.993	
2080	K-27	7.096	
2080	KANSAS	20.536	M.S. 1620
2077	K-10	20.608	
2077	K-16	20.646	

SECTION 14

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 2 East Section 14
M.S. #	**Claim Name**	**Acreage Amount**	**Exclude Conflicts**
2080	MISSOURI	20.061	M.S. 1620
2080	TEXAS	20.556	
3390	PHIL	4.41	M.S. 1466, 2077, 2080, 2966
3390	BATTLESHIP OREGON	20.1	M.S. 2077
3390	CHARLEY T.	9.028	M.S. 2077 & 2080
3390	MARGARET	13.892	M.S. 2080
3390	Lucia	17.644	M.S. 2966
TOTAL ACREAGE		**620.693**	
TOTAL # CLAIMS		**38**	

SECTION 14

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East Section 15**

M.S. #	Claim Name	Acreage Amount
2274	OREGON NO. 2	20.66
2274	SILVER CORD	20.66
2274	MARYLAND	20.66
2274	MONMOUTH	20.66
2274	EVENING STAR	20.637
2274	EVENING STAR FR.	3.392
3298	SPRING	20.651
TOTAL ACREAGE		**127.32**
TOTAL # CLAIMS		**7**

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East Section 15**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2077	(Eighty-five) 85	20.508	
2077	IOWA NO. 2	20.647	
2077	K-11	20.508	
2077	K-12	20.508	
2077	K-13	20.654	M.S. 2077
2077	K-17	20.608	
2077	K-18	20.66	M.S. 2696
2077	K-19	20.534	M.S 2696
2077	K-20	20.661	
2077	K-23	19.917	M.S. 2696
2077	K-28	18.063	
2077	K-39	10.469	
2077	MINNESOTA	17.491	
2077	MISSORI NO. 2	11.989	
2077	(Ninety-one) 91	20.256	
2077	(Ninety-two) 92	20.508	
2077	K-29	14.591	M.S. 2696
TOTAL ACREAGE		**318.572**	
TOTAL # CLAIMS		**16**	

SECTIONS 15, 16, 17

Initials [redacted]

Township 48N		Range 3 East	Section 16	
M.S. #	**Claim Name**		**Acreage Amount**	**Exclude Conflicts**
3015	QUEEN	Lies is Sec. 16	2.22	
TOTAL ACREAGE			**2.22**	
TOTAL # CLAIMS			**1**	

Township 48N		Range 3 East	Section 17	
2204	GRANT	LIES IN SEC. 17	8	Only that portion west of the Ext. of W. endline of A-3 Lode,
3503	MOAT	Lies is Sec. 17	4.9	M.S 1347, M.S. 1349, 1359, 2203, 2540, 2611, 2870, 2915, 3013
TOTAL ACREAGE			**12.9**	
TOTAL # CLAIMS			**2**	

Township 48N		Range 2 East	Section 17	
3503	CASTLE		1.606	M.S. 1347,1349,1359,2203,2540, 2611, 2070, 2915, 3013
TOTAL ACREAGE			**1.606**	
TOTAL # CLAIMS			**1**	

SECTIONS 15, 16, 17

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims | Township 48N | Range 3 East | Section 18

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
619	Rolling Stone	15.093	M.S 580
1228	East	4.64	M.S. 609
1228	Iron Hill	17.736	
1228	Ollie McMillin	15.895	
1228	Schofield	8.853	
1228	Bonanza Fraction	4.439	
1345	Daisy	17.74	M.S. 607,619,621,1228
2081	Black	20.64	
2081	Brown	20.248	M.S. 1228
2081	Sarnia	12.967	M.S. 1228
2204	Last Chance	19.447	
2274	Timothy Fraction	0.586	
2611	Ox	8.103	M.S. 1345
2611	Taft	0.898	M.S. 1228,2081
3177	Monte Carlo No. 3	13.868	
3177	Monte Carlo No. 5	13.16	M.S. 1345 & 2611

Total Acreage Section 18 Claims 194.313

TOTAL # CLAIMS 15

SECTION 18

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims		Township 48N	Range 3 East	Section 19
M.S. #	**Claim Name**	**Acreage Amount**		
3108	Midland	4.5		
3472	Spokane Central No. 5	20.65		
TOTAL ACREAGE		**25.15**		
TOTAL NUMBER OF CLAIMS		**2**		

Initial [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 3 East Section 20**

M.S. #	Claim Name	Acreage Amount		Exclude Conflicts	
3472	SPOKANE CENTRAL NO. 1	18.633		M.S. 3291	
3472	SPOKANE CENTRAL NO. 2	20.143		M.S. 3291	
3472	SPOKANE CENTRAL NO. 3 FR.	18.756	LIES MOSTLY IN SEC. 29	M.S. 3291	S 29/48N/3E
3472	SPOKANE CENTRAL NO. 3	18.756		M.S. 3291	
3472	SPOKANE CENTRAL NO. 4	20.297			

TOTAL ACREAGE	**96.585**
TOTAL # CLAIMS	**5**

SEC. 20

Initials [redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 22**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2077	K-32	11.082	
2976	ADATH	20.659	
2976	ALKYRIS	20.659	
2976	ANNA LAURA	20.659	
2976	ATLAS	20.659	
2976	ATLAS NO. 1	20.659	
2976	FRACTION	15.574	M.S. 2080
2976	GAY	3.348	M.S. 2080, 2077
2976	RED DEER	20.654	M.S. 2080
2976	SETZER	13.8	M.S. 2080
3096	ARMY	19.179	M.S. 2077, 2696, 2976
3096	NAVY	5.879	M.S. 2077, 2696, 2976

TOTAL ACREAGE **192.811**

TOTAL # CLAIMS **11**

SEC. 22

Initial[redacted]

Placer Mining Corp. Bunker Hill Claims **Township 48N** **Range 2 East** **Section 23**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2080	K-33	14.448	M.S. 2077
2080	K-34	18.554	M.S. 2077
2080	K-35	10.453	
2080	K-36	20.128	
2080	K-37	20.661	
2080	K-38	20.661	
2977	LESLEY	20.312	
2977	LESLEY NO. 2	20.659	
2977	LESLEY NO. 3	20.659	
2977	LITTLE ORE GRANDE	20.659	
2977	NORTH WELLINGTON	20.639	
2977	ORE GRANDE NO. 1	20.312	
2977	ORE GRANDE NO. 2	20.659	
2977	ORE GRANDE NO. 3	20.659	
2977	ORE GRANDE NO. 4	20.659	
2977	ORE GRANDE NO. 5	20.458	
2977	WELLINGTON	16.91	EAST PINE LODE
3097	ORACLE	10.963	M.S. 2415, 2977
3097	ORBIT	20.661	
3097	OREANO	19.64	
3097	ORE SHOOT	12.173	M.S. 2976
3097	ORIENT	13.451	BOUTAN LODE
3097	ORIENTAL	9.262	M.S. 2976
3097	ORPHAN	9.422	M.S. 2977
3097	ORPHEUM	20.458	M.S. 2976
TOTAL ACREAGE		**443.52**	
TOTAL # CLAIMS		**24**	

SEC. 23

Initial[redacted]

Placer Mining Corp. Bunker Hill Claims | Township 48N | Range 2 East | Section 24

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
2081	S-9	20.641	
2081	S-10	20.64	
2587	"A"	20.532	MIDLAND NO. 3
2587	"B"	20.633	
2587	"C"	20.633	
2587	"D"	19.725	
2587	"E"	19.75	
2587	"F"	15.547	M.S. 1620, 2080
2587	K-40	3.084	M.S. 1620, 2080
2587	LILLY	20.637	
2587	MISSING LINK	14.456	MIDLAND NO. 5
2587	NO. 1	19.67	MIDLAND CLAIMS
2587	NO. 2	20.633	
2587	PEAK	20.433	MIDLAND CLAIMS
2587	SNOWLINE	19.207 LIES IN SEC. 25	MIDLAND NO. 5
2587	YREKA NO. 22	20.415	
3108	MIDLAND NO. 1	17.777	M.S. 2587
3108	MIDLAND NO. 6	18.518	M.S. 2587
3108	MIDLAND NO. 3	20.658	
3108	MIDLAND NO. 4	19.22	
3108	MIDLAND NO. 5	13.621	
3108	MIDLAND NO. 7	12.812	M.S. 2081, 2587
3108	MIDLAND NO. 8	11.436	M.S. 2587
3108	NORTH MIDLAND	13.924	EDNA LODE
TOTAL ACREAGE		**424.602**	
TOTAL # CLAIMS		**23**	
TOTAL # CLAIMS		**0**	

SEC. 24,25

Initial[redacted]

Placer Mining Corp. Silver Belt Claims | **Township 48N** | **Range 3 East** | **Section 35**

M.S. #	Claim Name	Acreage Amount	Exclude Conflicts
3361	LYNX	20.661	M.S. 2319, 3119
TOTAL ACREAGE		● **20.661**	

TOTAL # CLAIMS 1

SEC. 35

Initial [redacted]

Silver Ridge Claim Group - Placer Mining Corp.

TOWNSHIP 48 NORTH **RANGE 3 EAST** **SECTION 7**

M.S. #	CLAIM NAME	ACREAGE AMOUNT
3051	MARKO	15.542
3051	V.M. NO. 1	11.75
3051	V.M. NO. 2	14.273
3177	MONTE CARLO NO. 3	13.868
3177	MONTE CARLO NO. 4	20.465
3177	LONG JOHN	7.51

TOTAL CLAIMS - 6

TOTAL ACREAGE SECTION 7 83.408

TOWNSHIP 48 NORTH **RANGE 3 EAST** **SECTION 18**

M.S. #	CLAIM NAME	ACREAGE AMOUNT
621	FAIRVIEW	10.69
1228	EAST	4.64
1228	IRON HILL	17.74
1345	COMSTOCK	16.676

Initial [redacted]